                                                                 EXHIBIT 10.7(i)


                                                                  EXECUTION COPY

                                 AMENDMENT NO. 9

                          Dated as of December 14, 2001

                                       to

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 9 ("Amendment") is made as of December 14, 2001 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), Sportrack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, Michigan, as Administrative Agent and Documentation and Collateral Agent, and JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank), as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents, with Banc One Capital Markets, Inc and JP Morgan Securities Inc., as Joint Lead Arrangers (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of December 14, 2001 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1. Article I of the Credit Agreement is hereby amended to add alphabetically the following defined terms:

                  "AGGREGATE SUPPLEMENTAL REVOLVING LOAN COMMITMENT" means the aggregate of the Supplemental Revolving Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Supplemental Revolving Loan Commitment is Ten Million Dollars ($10,000,000).

                  "MAXIMUM SUPPLEMENTAL REVOLVING CREDIT AMOUNT" means, at any particular time, the lesser of (A) the Aggregate Supplemental Revolving Loan Commitment at such time and

(B) an amount equal to (x) the Borrowing Base at such time minus (y) the Revolving Credit Obligations at such time.

                  "SUPPLEMENTAL REVOLVING LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make Supplemental Revolving Loans not exceeding the amount set forth on Exhibit B to this Agreement opposite its name thereon under the heading "Supplemental Revolving Loan Commitment" or in the Assignment Agreement by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable assignment and acceptance.

                  "SUPPLEMENTAL REVOLVING LOAN" is defined in Section 2.2B hereof.

                  "SUPPLEMENTAL REVOLVING LOAN NOTE" means a note in substantially the form of Exhibit C-1 hereto duly executed by the applicable Borrower and payable to the order of a Lender in the amount of its Supplemental Revolving Loan Commitment, including any amendment, restatement, modification, renewal or replacement of such Supplemental Revolving Loan Note.

                  "SUPPLEMENTAL REVOLVING LOAN PRO RATA SHARE" means, with respect to any Lender, the percentage obtained by dividing such Lender's Supplemental Revolving Loan Commitment by the Aggregate Supplemental Revolving Loan Commitment at such time or if such Commitments have been terminated, the percentage obtained by dividing the outstanding principal balance of such Lender's Supplemental Revolving Loans by the aggregate outstanding principal balance of all Supplemental Revolving Loans at such time.

         1.2. Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Applicable Base Rate Margin":

         ", Supplemental Revolving Loans".

         1.3. Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Applicable Eurocurrency Margins":

         ", Supplemental Revolving Loans".

         1.4. Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche A Term Loan Commitment" in the definition of "Commitment":

         ", Supplemental Revolving Loan Commitment,".

         1.5. Article I of the Credit Agreement is hereby amended to add the following phrase at the beginning of clause (vii) of the definition of "Eligible Canadian Inventory":

         "from and after June 30, 2002,".

         1.6. Article I of the Credit Agreement is hereby amended to add the following phrase at the beginning of clause (vii) of the definition of "Eligible Dutch Inventory":

         "from and after June 30, 2002,".

         1.7. Article I of the Credit Agreement is hereby amended to add the following phrase at the beginning of clause (viii) of the definition of "Eligible Canadian Receivables":

         "from and after June 30, 2002,".

         1.8. Article I of the Credit Agreement is hereby amended to add the following phrase at the beginning of clause (viii) of the definition of "Eligible Dutch Receivables":

         "from and after June 30, 2002,".

         1.9. Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Term Loans" in the definition of "Loans":

         ", Supplemental Revolving Loans"

               and to add the following immediately after the reference to "Section 2.2A" in such definition:

         " or Section 2.2B".

         1.10. Article I of the Credit Agreement is hereby amended to delete clause (i)(B) of the definition of "Maximum Revolving Credit Amount", and to substitute the following therefor:

         "(B) an amount equal to (x) the Borrowing Base at such time minus (y) the Supplemental Revolving Loans at such time,"

         1.11. Article II of the Credit Agreement is hereby amended by adding the following new Section 2.2B immediately after Section 2.2A and before Section 2.3:

         "2.2B Supplemental Revolving Loans. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2, and only so long as the Revolving Credit Availability shall be zero, from and including December 14, 2001 through but not including March 31, 2003 (or such earlier date as the Aggregate Supplemental Revolving Loan Commitment may be permanently reduced pursuant to Section 2.5A), each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans, in Dollars only, to the applicable Borrower from time to time in an amount not to exceed such Lender's Supplemental Revolving Loan Commitment (each individually, a "SUPPLEMENTAL REVOLVING LOAN" and collectively, the "SUPPLEMENTAL REVOLVING LOANS"); provided, however, that at no time shall the aggregate Dollar Amount of the Supplemental Revolving Loans exceed the Dollar Amount of the Maximum Supplemental Revolving Credit Amount. Each Advance under this Section 2.2B shall consist of Supplemental Revolving Loans made by each Lender ratably in proportion to such

Lender's respective Supplemental Revolving Pro Rata Share. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow Supplemental Revolving Loans at any time prior to March 31, 2003 (or such earlier date as the Aggregate Supplemental Revolving Loan Commitment may be permanently reduced pursuant to Section 2.5A). On March 31, 2003 (or such earlier date as the Aggregate Supplemental Revolving Loan Commitment may be permanently reduced pursuant to Section 2.5A), the Borrower's option to borrow and reborrow Supplemental Revolving Loans shall terminate, the Aggregate Supplemental Revolving Loan Commitment shall be reduced to zero and the outstanding principal balance of the Supplemental Revolving Loans shall be repaid in full on or before such date.

         1.12. Article II of the Credit Agreement is hereby amended by adding the following new Section 2.5A immediately after Section 2.5 and before Section 2.6:

         "2.5A. Mandatory Prepayments of Supplemental Revolving Loans; Mandatory Supplemental Revolving Loan Commitment Reduction. (A) If at any time and for any reason (i) the aggregate Dollar Amount of the Supplemental Revolving Loans is greater than the Dollar Amount of the Maximum Supplemental Revolving Credit Amount, or (ii) the Revolving Credit Availability shall exceed zero, the Borrowers shall immediately make a mandatory prepayment of the Supplemental Revolving Loans in an amount equal to such excess.

         (B) If EBITDA (as reflected in the financial statements delivered pursuant to Section 6.1(A) for the fiscal period ending on December 31, 2001 or any period thereafter, and calculated as of the last day of the four-quarter period then ending) shall be less than $32,000,000, the Borrowers shall immediately make a mandatory prepayment of all of the Supplemental Revolving Loans and the Aggregate Supplemental Revolving Loan Commitment shall be permanently reduced to zero.

         (C) All of the mandatory prepayments made under this Section 2.5A shall be applied first to Base Rate Loans and to any Eurocurrency Rate Loans maturing on such date. The Administrative Agent shall hold the remaining portion of such mandatory prepayment as cash collateral in an interest bearing deposit account and shall apply funds from such account to subsequently maturing Eurocurrency Rate Loans in order of maturity.

         1.13. Section 2.6 of the Credit Agreement is hereby amended to insert the following phrase after the first reference to "Aggregate Revolving Loan Commitment":

         "or the Aggregate Supplemental Revolving Loan Commitment",

                and to insert at the end of the first sentence the following:

         "and the amount of the Aggregate Supplemental Revolving Loan Commitment may not be reduced below the aggregate principal amount of the outstanding Supplemental Revolving Loans".

         1.14. Section 2.7 of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Revolving Loan or Loans":

         "or Supplemental Revolving Loan or Loans", and to insert immediately after each use of the phrase "Revolving Loans" the following:

         ", Supplemental Revolving Loans".

         1.15. Section 2.8(b)(i) of the Credit Agreement is hereby amended to replace the pricing grid now contained therein with the following:

         Beginning on August 14, 2001 through September 15, 2001, the Applicable Base Rate Margin for Tranche A Term Loans, Acquisition Facility Loans, Supplemental Revolving Loans and Revolving Loans shall be one and one-half percent (1.50%) per annum; the Applicable Base Rate Margin for Tranche B Term Loans shall be two percent (2.00%) per annum; the Applicable Eurocurrency Margin for Tranche A Term Loans, Acquisition Facility Loans, Supplemental Revolving Loans and Revolving Loans and the Applicable Letter of Credit Fee shall be two and one-half percent (2.50%) per annum; the Applicable Eurocurrency Margin for Tranche B Term Loans shall be three percent (3.0%) per annum; and the Applicable Commitment Fee shall be one-half of one percent (0.50%) per annum.

         Beginning September 16, 2001 through December 13, 2001, the Pricing Grid shall be as set forth below:


  ----------------------------------------------------------------------------------------------------------------------------
                           APPLICABLE BASE   APPLICABLE BASE      APPLICABLE EUROCURRENCY       APPLICABLE      APPLICABLE
      LEVERAGE RATIO       RATE MARGIN FOR   RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM     EUROCURRENCY   COMMITMENT FEE
                           TRANCHE A TERM     TRANCHE B TERM    LOANS, ACQUISITION FACILITY     MARGIN FOR
                               LOANS,             LOANS        LOANS, SUPPLEMENTAL REVOLVING     TRANCHE B
                             ACQUISITION                       LOANS AND REVOLVING LOANS AND    TERM LOANS
                           FACILITY LOANS,                      APPLICABLE LETTER OF CREDIT
                            SUPPLEMENTAL                                    FEE
                           REVOLVING LOANS
                            AND REVOLVING
                                LOANS
  ----------------------------------------------------------------------------------------------------------------------------
  GREATER THAN OR EQUAL
  TO 4.25 TO 1.0                2.50%             3.00%                    3.50%                   4.00%          0.625%

  LESS THAN 4.25 TO 1.0
  AND GREATER THAN OR
  EQUAL TO 3.5 TO 1.0           2.00%             2.50%                    2.75%                   3.25%           0.50%

  LESS THAN 3.5 TO 1.0
  AND GREATER THAN OR
  EQUAL TO 3.0 TO 1.0           1.75%             2.25%                    2.50%                   3.00%           0.50%

  LESS THAN 3.0 TO 1.0          1.50%             2.00%                    2.25%                   2.75%           0.50%
  ----------------------------------------------------------------------------------------------------------------------------


         Beginning December 14, 2001 through June 30, 2002, the Pricing Grid shall be as set forth below:


  ----------------------------------------------------------------------------------------------------------------------------
                           APPLICABLE BASE   APPLICABLE BASE      APPLICABLE EUROCURRENCY       APPLICABLE      APPLICABLE
      LEVERAGE RATIO       RATE MARGIN FOR   RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM     EUROCURRENCY   COMMITMENT FEE
                           TRANCHE A TERM     TRANCHE B TERM    LOANS, ACQUISITION FACILITY     MARGIN FOR
                               LOANS,             LOANS        LOANS, SUPPLEMENTAL REVOLVING     TRANCHE B
                             ACQUISITION                       LOANS AND REVOLVING LOANS AND    TERM LOANS
                           FACILITY LOANS,                      APPLICABLE LETTER OF CREDIT
                            SUPPLEMENTAL                                    FEE
                           REVOLVING LOANS
                            AND REVOLVING
                                LOANS
  ----------------------------------------------------------------------------------------------------------------------------
  GREATER THAN OR EQUAL
  TO 4.00 TO 1.0                2.75%             3.25%                    3.50%                   4.00%          0.625%

  LESS THAN 4.00 TO 1.0
  AND GREATER THAN OR
  EQUAL TO 3.5 TO 1.0           2.25%             2.75%                    3.00%                   3.50%           0.50%

  LESS THAN 3.5 TO 1.0
  AND GREATER THAN OR
  EQUAL TO 3.0 TO 1.0           2.00%             2.50%                    2.75%                   3.25%           0.50%

  LESS THAN 3.0 TO 1.0          1.75%             2.25%                    2.50%                   3.00%           0.50%
  ----------------------------------------------------------------------------------------------------------------------------

         Beginning July 1, 2002 through September 30, 2002, the Pricing Grid shall be as set forth below:


  ----------------------------------------------------------------------------------------------------------------------------
                           APPLICABLE BASE   APPLICABLE BASE      APPLICABLE EUROCURRENCY       APPLICABLE      APPLICABLE
      LEVERAGE RATIO       RATE MARGIN FOR   RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM     EUROCURRENCY   COMMITMENT FEE
                           TRANCHE A TERM     TRANCHE B TERM    LOANS, ACQUISITION FACILITY     MARGIN FOR
                               LOANS,             LOANS        LOANS, SUPPLEMENTAL REVOLVING     TRANCHE B
                             ACQUISITION                       LOANS AND REVOLVING LOANS AND    TERM LOANS
                           FACILITY LOANS,                      APPLICABLE LETTER OF CREDIT
                            SUPPLEMENTAL                                    FEE
                           REVOLVING LOANS
                            AND REVOLVING
                                LOANS
  ----------------------------------------------------------------------------------------------------------------------------
  GREATER THAN OR EQUAL
  TO 4.00 TO 1.0                3.00%             3.50%                    3.75%                   4.25%          0.625%

  LESS THAN 4.00 TO 1.0
  AND GREATER THAN OR           2.50%             3.00%                    3.25%                   3.75%           0.50%
  EQUAL TO 3.5 TO 1.0

  LESS THAN 3.5 TO 1.0
  AND GREATER THAN OR           2.25%             2.75%                    3.00%                   3.50%           0.50%
  EQUAL TO 3.0 TO 1.0

  LESS THAN 3.0 TO 1.0          2.00%             2.50%                    2.75%                   3.25%           0.50%
  ----------------------------------------------------------------------------------------------------------------------------


         Beginning October 1, 2002 and at all times thereafter, the Pricing Grid shall be as set forth below:


  ----------------------------------------------------------------------------------------------------------------------------
                           APPLICABLE BASE   APPLICABLE BASE      APPLICABLE EUROCURRENCY       APPLICABLE      APPLICABLE
      LEVERAGE RATIO       RATE MARGIN FOR   RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM     EUROCURRENCY   COMMITMENT FEE
                           TRANCHE A TERM     TRANCHE B TERM    LOANS, ACQUISITION FACILITY     MARGIN FOR
                               LOANS,             LOANS        LOANS, SUPPLEMENTAL REVOLVING     TRANCHE B
                             ACQUISITION                       LOANS AND REVOLVING LOANS AND    TERM LOANS
                           FACILITY LOANS,                      APPLICABLE LETTER OF CREDIT
                            SUPPLEMENTAL                                    FEE
                           REVOLVING LOANS
                            AND REVOLVING
                                LOANS
  ----------------------------------------------------------------------------------------------------------------------------
  GREATER THAN OR EQUAL
  TO 4.00 TO 1.0                3.25%             3.75%                    4.00%                   4.50%          0.625%

  LESS THAN 4.00 TO 1.0
  AND GREATER THAN OR           2.75%             3.25%                    3.50%                   4.00%           0.50%
  EQUAL TO 3.5 TO 1.0

  LESS THAN 3.5 TO 1.0
  AND GREATER THAN OR           2.50%             3.00%                    3.25%                   3.75%           0.50%
  EQUAL TO 3.0 TO 1.0

  LESS THAN 3.0 TO 1.0
                                2.25%             2.75%                    3.00%                   3.50%           0.50%
  ----------------------------------------------------------------------------------------------------------------------------


         1.16. Section 2.8(b)(ii)(B) of the Credit Agreement is hereby amended to delete the phrase "4.25 to 1.0" now contained therein and to substitute therefor the following: "4.0 to1.0".

         1.17. Section 2.9 of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Aggregate Revolving Loan Commitment":

         "or the unused Aggregate Supplemental Revolving Loan Commitment".

         1.18. Section 2.15(C) of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Aggregate Revolving Loan Commitment" in (i)(A):

         "plus the Aggregate Supplemental Revolving Loan Commitment"

               and to insert immediately after the phrase "Revolving Credit Obligations" in (i)(B) the following:

         "plus, the outstanding principal balance of the Supplemental Revolving Loans".

         1.19. Section 6.2 of the Credit Agreement is hereby amended by adding the following new clause (P) at the end thereof:

         (P) Canadian and Dutch Collateral Documents. On or before June 30, 2002, Holdings shall have entered into, and shall have caused its Subsidiaries to enter into, such Loan Documents as shall have been requested by the Administrative Agent pursuant to which the Administrative Agent shall have been granted a first-priority Lien on substantially all of the Inventory and Receivables of AAS Canada and Brink, and shall have delivered to the Administrative Agent such Loan Documents together with legal opinions agreed to by counsel to the Administrative Agent and Canadian counsel, or counsel to the Administrative Agent and Dutch counsel, as applicable, which Loan Documents and opinions shall be in form and substance satisfactory to the Administrative Agent and Holdings (it being understood and agreed that the Administrative Agent shall use its commercially reasonable efforts to participate in the preparation of such Loan Documents, and to file such Loan Documents as necessary to perfect the security interest granted therein, to the extent reasonably requested by the Borrowers).

         1.20. Section 6.3(A) of the Credit Agreement is hereby amended by deleting the reference to "$6,000,000" now contained in subsection (i) thereof, and substituting therefor the following:
               "$8,000,000".


         1.21. Section 6.4(A) of the Credit Agreement is hereby amended to delete the language now contained therein in the definition of "Consolidated Net Worth" following the phrase "provided, however" and to substitute therefor the following:

         Holdings' Consolidated Net Worth shall be calculated excluding (i) the effect of any adjustments for the periods subsequent to September 30, 2000 in the cumulative foreign currency translation account, (ii) the effect of the repurchase by Holdings of membership interests in Holdings from MascoTech, Inc., and (iii) the effect of the repurchase by Holdings of membership interests in Holdings from any Person pursuant to any mandatorily redeemable warrant.

         1.22. Section 6.4(C) of the Credit Agreement is hereby amended to delete clauses (7), (8) and (9) thereof, and to substitute the following therefor:

         "(7) 1.15 to 1.00 for the fiscal quarters ending September 30, 2000 through March 31, 2001;

         (8)  1.05 to 1.00 for the fiscal quarter ending June 30, 2001;

         (9) 1.00 to 1.00 for the fiscal quarters ending September 30, 2001 through June 30, 2002;

         (10) 1.05 to 1.00 for the fiscal quarters ending September 30, 2002 through December 31, 2002; and

         (11)  1.50 to 1.00 for each fiscal quarter thereafter."

         1.23. Section 6.4(D) of the Credit Agreement is hereby amended by deleting the language now contained therein and substituting the following therefor:

         "Holdings shall not permit its Consolidated Net Worth at any time on or after September 30, 2001 to be less than $10,220,000 plus 75% of Net Income (if positive) calculated separately for each fiscal quarter commencing with the fiscal quarter ending on December 31, 2001 (excluding gains or losses attributable to foreign currency translation)."

         1.24. Section 6.4(E) of the Credit Agreement is hereby amended to delete the ratios listed on the table now contained therein for September 30, 2001 and thereafter and to substitute the following therefor for the periods ending on the dates set forth below:


         "Period Ending                     Maximum Leverage Ratio

         September 30, 2001                      4.40 to 1.00

         December 31, 2001                       4.40 to 1.00

         March 31, 2002                          4.40 to 1.00

         June 30, 2002                           4.40 to 1.00

         September 30, 2002                      4.40 to 1.00

         December 31, 2002                       4.40 to 1.00

         March 31, 2003                          3.50 to 1.00
         and each quarter thereafter"



         1.25. Section 8.2(vi) of the Credit Agreement is hereby amended to insert immediately after each reference to "Revolving Loan Commitment" the following:

         ", its Supplemental Revolving Loan Commitment".

         1.26. Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.3A immediately after Section 8.3 and before Section 8.4:

                  8.3A Amendments With Respect to Supplemental Revolving Loans. No supplemental agreements hereto shall, without the consent of each Lender affected thereby:

         (i) Postpone or extend the date fixed for any payment of principal of, or interest on, the Supplemental Revolving Loans or any fees or other amounts payable to such Lender in respect of its Supplemental Revolving Loans or Supplemental Revolving Loan Commitment (except with respect to any modifications of the provisions relating to prepayments of Supplemental Revolving Loans which can be modified only with the approval of Lenders with Supplemental Revolving Loan Pro Rata Shares greater than fifty percent (50%)).

         (ii) Reduce the principal amount of any Supplemental Revolving Loans, or reduce the rate or extend the time of payment of interest or fees thereon.

         (iii) Amend the definition of "Supplemental Revolving Loan Pro Rata Share".

         (iv) Increase the amount of the Supplemental Revolving Loan Commitment of any Lender hereunder (except with respect to an increase in the amount, or other modification to the terms or components, of the Borrowing Base) or increase any Lender's Supplemental Revolving Loan Pro Rata Share.

         (v) Amend this Section 8.3A.

         1.27. Section 10.9 of the Credit Agreement is hereby amended to insert immediately after the phrase "Revolving Loan Commitment" the following:

         ", its Supplemental Revolving Loan Commitment,".

         1.28. Section 12.2 of the Credit Agreement is hereby amended to insert immediately after each reference to the phrase "Revolving Loan Commitment" the following:

         ", any Supplemental Revolving Loan Commitment,".

         1.29. Section 12.3 of the Credit Agreement is hereby amended to insert immediately after each reference to the phrase "Revolving Loan Commitment" the following:

         ", Supplemental Revolving Loan Commitment,",

               and to insert immediately after the phrase "Aggregate Revolving Loan Commitment" the following:

         ", the Aggregate Supplemental Revolving Loan Commitment,".

         1.30. The Credit Agreement is amended to insert a new Section describing the Supplemental Revolving Loan Commitments on Exhibit B to the Credit Agreement in the form of Attachment A to this Amendment.

         1.31. The Credit Agreement is amended to insert a new Exhibit C-1 to the Credit Agreement in the form of Attachment B to this Amendment.

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents, (b) payment by the Borrowers of an Amendment Fee and Upfront Fee (as defined below), and (c) payment of all fees due and payable pursuant to the fee letter dated on or about December 6, 2001 by and among the Borrowers and the Administrative Agent. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

                  3. Amendment Fee; Upfront Fee.

         (a) Each Lender that delivers a duly executed signature page to this Amendment to the Administrative Agent's counsel, Sidley Austin Brown & Wood, Attention: Robert J. Lewis, by facsimile (Fax:
               312-853-7036) by 12:00 noon (Chicago time)

               December 11, 2001, shall be entitled to an amendment fee (the "Amendment Fee") of 0.25% (25 basis points) on such Lender's Revolving Loan Commitment and the outstanding principal amount of such Lender's Term Loans.

         (b) Each Lender shall be entitled to an upfront fee (the "Upfront Fee") equal to 1.25% of such Lender's Supplemental Revolving Loan Commitment (as defined in Credit Agreement as amended by this Amendment) as in effect as of the date of this Amendment, which Upfront Fee shall be paid to the Administrative Agent for the ratable account of each such Lender.

                  4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that, after giving effect to the amendments set forth herein:

         (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         (b) As of December 14, 2001, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
               Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  5. Reference to and Effect on the Credit Agreement and Security Agreements.

         (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                      ADVANCED ACCESSORY SYSTEMS, LLC, as a
                                      Borrower


                                      By: /s/ Terence C. Seikel
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SPORTRACK, LLC, as a Borrower
                                      By:  ADVANCED ACCESSORY SYSTEMS,
                                      LLC, Its Manager


                                      By: /s/ Terence C. Seikel
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      VALLEY INDUSTRIES, LLC, as a Borrower
                                      By: ADVANCED ACCESSORY SYSTEMS, LLC, Its
                                      Manager


                                      By: /s/ Terence C. Seikel
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BRINK INTERNATIONAL BV, as a Borrower


                                      By: /s/ Terence C. Seikel
                                         ---------------------------------------
                                      Name:
                                      Title:



                                              SIGNATURE PAGE TO AMENDMENT NO. 9

                                      BRINK BV, as a Borrower


                                      By: /s/ Terence C. Seikel
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BANK ONE, MICHIGAN, as the Administrative
                                      Agent and the Documentation and
                                      Collateral Agent, and as a Lender


                                      By: /s/ Thomas A. Lakocy
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      JP MORGAN CHASE BANK (formerly known as
                                      THE CHASE MANHATTAN BANK), as the
                                      Co-Administrative Agent and the
                                      Syndication Agent, and as a Lender


                                      By: /s/ Karen M. Sharf
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      FIRST UNION NATIONAL BANK, as a Lender


                                      By: /s/ Frederick E. Blumer
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      THE BANK OF NOVA SCOTIA, as a Lender


                                      By: /s/ A.S. Norsworthy
                                         ---------------------------------------
                                      Name:
                                      Title:



                                               SIGNATURE PAGE TO AMENDMENT NO. 9

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                      NEW YORK BRANCH, as a Lender


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      Standard Federal Bank N.A. (f/k/a MICHIGAN
                                      NATIONAL BANK), as a Lender


                                      By: /s/ John M. Bebb
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      NATIONAL CITY BANK (CLEVELAND), as a
                                      Lender


                                      By: /s/ Kennath M. Blackwell
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      COMERICA BANK, as a Lender


                                      By: /s/ Nicholas G. Mestor
                                         ---------------------------------------
                                      Name:
                                      Title:



                                               SIGNATURE PAGE TO AMENDMENT NO. 9

                                      VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                      Lender


                                      By: /s/ Ernest V. Hodgl
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SENIOR DEBT PORTFOLIO
                                      By: Boston Management and Research
                                      as Investment Advisor


                                      By: /s/ Payson F. Swaffield
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                      By: Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor


                                      By:____________________________
                                      Name:
                                      Title:



                                      MERRILL LYNCH PRIME RATE PORTFOLIO
                                      By: Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                               SIGNATURE PAGE TO AMENDMENT NO. 9

ATTACHMENT A

                     Supplemental Revolving Loan Commitments

                                                                Amount of Supplemental
         Lender                                               Revolving Loan Commitment
         First Union National Bank                           $ 5,000,000

         Comerica Bank                                       $ 2,500,000

         Standard Federal Bank N.A.                          $ 2,500,000

         Aggregate Supplemental Revolving Loan Commitment    $10,000,000


ATTACHMENT B

                                   EXHIBIT C-1


                                       TO


                                CREDIT AGREEMENT

                    Form of Supplemental Revolving Loan Note

                        SUPPLEMENTAL REVOLVING LOAN NOTE

U.S. $_________                                               New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, the undersigned, [INSERT NAME OF APPLICABLE BORROWER], a [Delaware limited liability company][insert alternative organizational information] (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [INSERT NAME OF LENDER] (the "Lender") the principal sum of [_____________] AND NO/100 DOLLARS ($[____]), or, if less, the aggregate unpaid amount of all Supplemental Revolving Loans made by the Lender to such Borrower pursuant to the "Credit Agreement" (as defined below), on March 31, 2003 or on such earlier date as may be required by the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Supplemental Revolving Loan made to it from the date of such Supplemental Revolving Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America if the applicable Supplemental Revolving Loan was made in Dollars to the "Administrative Agent" (as defined below), to such account as the Administrative Agent may designate, in same day funds. At the time of each Supplemental Revolving Loan, and upon each payment or prepayment of principal of each Supplemental Revolving Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender's own books and records, in each case specifying the amount of such Supplemental Revolving Loan, the respective Interest Period thereof, in the case of Eurocurrency Rate Loans, or the amount of principal paid or prepaid with respect to such Supplemental Revolving Loan, as the case may be; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the Borrower hereunder or under the Credit Agreement.

         This Supplemental Revolving Loan Note (this "Note") is one of the "Supplemental Revolving Loan Notes" referred to in, and is entitled to the benefits of, the Second Amended and Restated Credit Agreement dated as of August 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among AAS Holdings, LLC, Advanced Accessory Systems, LLC, Valley Industries, LLC, Brink International BV, Brink BV, certain borrowing subsidiaries from time to time parties thereto, the financial institutions from time to time parties thereto, Bank One, Michigan, as the Administrative Agent and the Documentation and Collateral Agent (herein, the "Administrative Agent"), and JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank), as the Co-Administrative Agent. The Credit Agreement, among other things, (i) provides for the making of Supplemental Revolving Loans by the Lender to the Borrower and the other Borrowers under the Credit Agreement from time to time in an aggregate amount not to exceed at any time outstanding the Dollar Amount first above mentioned, the indebtedness of the Borrower resulting from each such Supplemental Revolving Loan to it being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

         Whenever in this Note reference is made to the Administrative Agent, the Co-Administrative Agent, the Documentation and Collateral Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

         This Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York.



                                      [Name of Applicable Borrower]


                                      By:
                                           -----------------------------------
                                      Name:
                                      Title:

      SCHEDULE OF SUPPLEMENTAL REVOLVING LOANS AND PAYMENTS OR PREPAYMENTS



                                                   Amount of             Unpaid
         Amount       Type          Interest       Principal Paid        Principal        Notation
Date     of Loan      of Loan       Period/Rate    or Prepaid            Balance          Made By
----     -------      --------      -----------    ----------            -------          -------
